SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant To Section 14(a) of
                       the Securities Exchange Act Of 1934

Filed by the Registrant   |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|      Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          SCB COMPUTER TECHNOLOGY, INC.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2.       Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4.       Proposed maximum aggregate value of transaction:

         5.       Total fee paid:

|_|      Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1.      Amount Previously Paid:

          2.      Form, Schedule or Registration Statement No.:

          3.      Filing Party:

          4.      Date Filed:

                                 SCB [LOGO](SM)
                           COMPUTER TECHNOLOGY, INC.

           3800 Forest Hill-Irene Road, Suite 100, Memphis, TN 38125
                (800) 221-1640 (901) 754-6577 Fax (901) 754-8463

                 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SEPTEMBER 10, 2002

To our Shareholders:

     The 2002 Annual Meeting of Shareholders of SCB Computer Technology, Inc. (the "Company") will be held at the Company's office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee, on September 10, 2002, beginning at 10:00 a.m. (local time). At the meeting, the Company's shareholders will vote on the following proposals to:

     1. Elect two Class I directors of the Company to serve on the Board of Directors for a term expiring at the 2005 annual meeting of shareholders or until their successors are duly elected and qualified; and

     2. Ratify the appointment of BDO Seidman, LLP as the Company's independent accountants for the fiscal year ending April 30, 2003.

     Shareholders also will transact any other business that properly comes before the meeting.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

     Only shareholders of record at the close of business on July 31, 2002, are entitled to receive notice of, and to vote at, the meeting and any postponement or adjournment thereof. A list of such shareholders will be available for inspection by any shareholder at the Company's office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee, during ordinary business hours beginning August 12, 2002, and continuing through the meeting.

     YOUR VOTE IS IMPORTANT. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE BY TELEPHONE OR ON THE INTERNET OR COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES OR CANADA. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

                                    By Order of the Board of Directors,

                                    /s/ Gordon L. Bateman

                                    Gordon L. Bateman
                                    Secretary

August 8, 2002

                               TABLE OF CONTENTS

                                                                                         Page
                                                                                        -----
 INFORMATION ABOUT THE MEETING ......................................................     2

   What is the purpose of the meeting? ..............................................     2
   Who is entitled to vote? .........................................................     2
   Am I entitled to vote if my shares are held in "street name"? ....................     2
   How many shares must be present to hold the meeting? .............................     2
   What happens if a quorum is not present at the meeting? ..........................     2
   How do I vote my shares? .........................................................     2
   How will the shares allocated to my KSOP account be voted? .......................     3
   Can I change my vote after I submit my proxy? ....................................     3
   Who will count the votes? ........................................................     4
   How does the Board of Directors recommend that I vote on the proposals? ..........     4
   What happens if I do not specify how my shares are to be voted? ..................     4
   Will any other business be conducted at the meeting? .............................     4
   How many votes are required for action to be taken on each proposal? .............     4
   How will abstentions be treated? .................................................     4
   How will broker non-votes be treated? ............................................     5

 STOCK OWNERSHIP ....................................................................     6

   How much common stock do the Company's management and its largest
    shareholders own? ...............................................................     6
   Section 16(a) Beneficial Ownership Reporting Compliance ..........................     7

 PROPOSAL 1 -- ELECTION OF DIRECTORS ................................................     8

   General ..........................................................................     8
   Class I Directors -- Nominees for Election -- Term Expiring at 2005 Annual
    Meeting of Shareholders .........................................................     8
   Class II Director -- Term Expiring at 2003 Annual Meeting of Shareholders ........     8
   Class III Directors -- Term Expiring at 2004 Annual Meeting of Shareholders ......     9
   Board of Directors' Recommendation ...............................................     9
   How does the Board of Directors operate? .........................................     9
   Audit Committee Report ...........................................................    10
   How often did the Board of Directors and its committees meet in fiscal 2002? .....    11
   How are directors nominated? .....................................................    11
   How are directors compensated? ...................................................    11
   Compensation Committee Interlocks and Insider Participation ......................    11

 PROPOSAL 2 -- RATIFICATION OF INDEPENDENT ACCOUNTANTS ..............................    12

 EXECUTIVE COMPENSATION .............................................................    13

   Compensation Committee Report on Executive Compensation ..........................    13
   Summary Compensation Table .......................................................    15
   Stock Option Grants in Fiscal 2002 ...............................................    16
   Stock Option Exercises and Values for Fiscal 2002 ................................    17
   Compensation Agreement ...........................................................    17
   Comparison of Total Shareholder Returns ..........................................    18

                                                                              Page
                                                                             -----
 CERTAIN TRANSACTIONS ....................................................   19

 OTHER MATTERS ...........................................................   19

 ADDITIONAL INFORMATION ..................................................   19

   Solicitation of Proxies ...............................................   19
   Shareholder Proposals for 2003 Annual Meeting of Shareholders .........   20

                                 SCB [LOGO](SM)
                           COMPUTER TECHNOLOGY, INC.

           3800 Forest Hill-Irene Road, Suite 100, Memphis, TN 38125
                (800) 221-1640 (901) 754-6577 Fax (901) 754-8463

                                PROXY STATEMENT
                                      FOR
                      2002 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SEPTEMBER 10, 2002

     This Proxy Statement is being furnished in connection with the solicitation of proxies by SCB Computer Technology, Inc. (the "Company"), on behalf of its Board of Directors, for use at the 2002 Annual Meeting of Shareholders and any postponement or adjournment thereof. The meeting will be held at the Company's office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee, on September 10, 2002, beginning at 10:00 a.m. (local time).

     At the meeting, the Company's shareholders will be asked to vote on proposals to (1) elect two Class I directors of the Company to serve on the Board of Directors for a term expiring at the 2005 annual meeting of shareholders, and (2) ratify the appointment of BDO Seidman, LLP as the Company's independent accountants for the fiscal year ending April 30, 2003. The proposals are set forth in the accompanying Notice of 2002 Annual Meeting of Shareholders and are described in more detail in this Proxy Statement. Shareholders also will transact any other business, not known or determined at the time of this proxy solicitation, that properly comes before the meeting, although the Board of Directors knows of no such other business to be presented.

     By submitting your proxy either by voting by telephone or on the Internet or by executing and returning the enclosed proxy card, you will authorize the proxy holders -- T. Scott Cobb, the Company's President and Chief Executive Officer; Michael J. Boling, the Company's Executive Vice President, Chief Financial Officer and Treasurer; and Gordon L. Bateman, the Company's Executive Vice President and Secretary -- to represent you and vote your shares of the Company's common stock on these proposals at the meeting in accordance with your instructions. These persons also will have discretionary authority to vote your shares on any other business that properly comes before the meeting. They also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any postponement or adjournment of the meeting.

     The Company's 2002 Annual Report to Shareholders (the "Annual Report"), which includes the Company's financial statements, accompanies this Proxy Statement. Although the Annual Report is being distributed with this Proxy Statement, it does not constitute a part of the proxy solicitation materials and is not incorporated herein by reference.

     This Proxy Statement and the accompanying materials are first being sent or given to the Company's shareholders on or about August 8, 2002.

     YOUR VOTE IS IMPORTANT. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE BY TELEPHONE OR ON THE INTERNET OR COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                         INFORMATION ABOUT THE MEETING

What is the purpose of the meeting?

     At the meeting, the Company's shareholders will vote on the following proposals to:

     1. Elect two Class I directors of the Company to serve on the Board of Directors for a term expiring at the 2005 annual meeting of shareholders; and

     2. Ratify the appointment of BDO Seidman, LLP as the Company's independent accountants for the fiscal year ending April 30, 2003.

     In addition, the Company's management will report on the performance of the Company during fiscal 2002 and will respond to appropriate questions from shareholders.

Who is entitled to vote?

     The record date for the meeting is July 31, 2002. Only shareholders of record at the close of business on July 31, 2002, are entitled to receive notice of the meeting and to vote the shares of the Company's common stock that they held on that date at the meeting. Each outstanding share of common stock entitles its holder to one vote on each matter voted on at the meeting. At the close of business on the record date, there were 24,985,324 outstanding shares of common stock.

Am I entitled to vote if my shares are held in "street name"?

     If you are the beneficial owner of shares held in "street name" by a brokerage firm, bank or other nominee, such entity, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, it will nevertheless be entitled to vote your shares on certain "discretionary" items (such as Proposals 1 and 2), but will not be permitted to vote your shares on certain "non-discretionary" items. In the case of non-discretionary items, any shares not voted by your nominee will be considered "broker non-votes."

How many shares must be present to hold the meeting?

     A quorum must be present at the meeting in order for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of the Company's common stock outstanding on the record date will constitute a quorum. Abstentions and broker non-votes will be included in the calculation of the number of shares considered present at the meeting for the purpose of determining whether there is a quorum.

What happens if a quorum is not present at the meeting?

     If a quorum is not present at the scheduled time of the meeting, the chair of the meeting or the holders of a majority of the shares present at the meeting, in person or by proxy, may adjourn the meeting to another place, date, or time until a quorum is present. The place, date, and time of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given.

How do I vote my shares?

     If you are a registered shareholder, you may vote by telephone or on the Internet. If you are a registered shareholder (i.e., your shares are held in your own name), you may vote by telephone or on the Internet by following the instructions included on the proxy card. You do not need to return your proxy card if you vote by telephone or on the Internet.

     If you are a beneficial owner of shares held in "street name," you may be eligible to provide voting instructions to your nominee by telephone or on the Internet. If you are a beneficial owner of shares held in "street name" (i.e., your shares are held in the name of a brokerage firm, bank or other nominee), you may be eligible to provide voting instructions to your nominee by telephone or on the Internet. A large number of brokerage firms and banks participate in a program provided through ADP Investor Communications Services ("ADP") that offers telephone and Internet voting options. If your shares are held in "street name" by a brokerage firm or bank that participates in the ADP program, you may provide voting instructions to your nominee by telephone or on the Internet by following the instructions set forth on the voting form provided to you. You do not need to return your proxy card if you provide voting instructions to your nominee by telephone or on the Internet.

     If you are a KSOP participant, you may provide voting instructions to the KSOP trustee by telephone or on the Internet. If your shares are held in the Company's KSOP, you may provide voting instructions to the KSOP trustee by telephone or on the Internet by following the instructions included on the KSOP voting instruction form. You do not need to return your KSOP voting instruction form if you provide voting instructions to the KSOP trustee by telephone or on the Internet.

     You may vote or provide voting instructions by mail. If you are a registered shareholder, you may vote by properly completing, signing, dating, and returning the accompanying proxy card. If you are a beneficial owner of shares held in "street name," you may provide voting instructions to the brokerage firm, bank, or other nominee that holds your shares by properly completing, signing, dating, and returning the voting instruction form provided to you by your nominee. If you are a participant in the Company's KSOP, you may provide voting instructions to the KSOP trustee by properly completing, signing, dating, and returning the accompanying KSOP voting instruction form. The enclosed postage-paid envelope requires no additional postage if it is mailed in the United States or Canada.

     You may vote in person at the meeting. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. In addition, the Company will pass out written ballots to registered shareholders who wish to vote in person at the meeting. If you are a beneficial owner of shares held in "street name" and wish to vote at the meeting, you will need to obtain a proxy form from the brokerage firm, bank or other nominee that holds your shares.

How will the shares allocated to my KSOP account be voted?

     If you are a participant in the Company's KSOP, you may instruct Merrill Lynch Trust Company, the trustee of the KSOP, to vote the shares of common stock held by the KSOP trustee and allocated to your KSOP account as of the record date. You may provide your voting instructions to the KSOP trustee either by telephone, on the Internet, or by properly completing, signing, dating, and returning the accompanying KSOP voting instruction form being sent to all KSOP participants. The KSOP trustee will vote the shares of common stock allocated to your KSOP account in accordance with your instructions if they are received by September 6, 2002. If your voting instructions are not received by such date, the KSOP trustee will vote the shares of common stock allocated to your KSOP account in the same proportion that it votes the shares for which timely instructions were received from the other KSOP participants.

Can I change my vote after I submit my proxy?

     Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting in any of the following ways: (1) by voting again by telephone or on the Internet, because only your latest telephone or Internet vote will be counted; (2) by properly completing, signing, dating, and returning another proxy card with a later date; (3) if you are a registered shareholder, by voting in person at the meeting; (4) if you are a registered shareholder, by giving written notice of such revocation to the Secretary of the Company prior to or at the meeting; or (5) if you are a beneficial owner of shares held in "street name," by following the instructions given by the brokerage firm, bank or other nominee that holds your shares. Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary of the Company before the polls are closed.

Who will count the votes?

     Mellon Investor Services LLC, the transfer agent for the Company's common stock, will tabulate and certify the shareholder votes submitted by proxy. A representative of Mellon Investor Services LLC will serve as the inspector of election at the meeting.

How does the Board of Directors recommend that I vote on the proposals?

     Your Board of Directors recommends that you vote:

     1. FOR the election of the two nominees named in this Proxy Statement as Class I directors of the Company to serve on the Board of Directors for a term expiring at the 2005 annual meeting of shareholders; and

     2. FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent accountants for the fiscal year ending April 30, 2003.

What happens if I do not specify how my shares are to be voted?

     If you submit a proxy but do not indicate any voting instructions, your shares will be voted FOR each of the proposals.

Will any other business be conducted at the meeting?

     As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented at the meeting other than the proposals described herein. If any other proposal properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required for action to be taken on each proposal?

     Election of Directors. The two nominees that receive a plurality of the votes cast at the meeting will be elected as Class I directors of the Company to serve on the Board of Directors for a term expiring at the 2005 annual meeting of shareholders. This means that the two nominees with the highest numbers of votes will be elected as Class I directors. If you vote to "Withhold Authority" with respect to the election of one or more director nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for the purpose of determining whether there is a quorum at the meeting.

     Ratification of Appointment of Independent Accountants. The appointment of BDO Seidman, LLP as the Company's independent accountants for the fiscal year ending April 30, 2003, will be ratified if the votes cast at the meeting favoring the ratification of such appointment exceed the votes cast opposing it.

How will abstentions be treated?

     Shareholders have the option of abstaining from voting on Proposal 2 (ratification of the appointment of the independent accountants), but not on Proposal 1 (election of directors). If you abstain from voting on Proposal 2, your shares will be counted for the purpose of determining whether there is a quorum at the meeting, but they will not be included as shares voted on the proposal for the purpose of determining the outcome of the vote. With respect to Proposal 1, because the directors are elected by a plurality of the votes cast at the meeting, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option on Proposal 1.

How will broker non-votes be treated?

     A "broker non-vote" occurs when a brokerage firm, bank or other nominee does not vote the shares that it holds in street name on behalf of a beneficial owner, because the beneficial owner has not provided voting instructions to the nominee with respect to a non-discretionary item. Neither of the proposals scheduled to be acted upon by the shareholders at the meeting is a non-discretionary item on which a nominee will not have discretion to vote in the absence of voting instructions from the beneficial owner. Instead, Proposal 1 (election of directors) and Proposal 2 (ratification of the appointment of the independent accountants) are discretionary items on which a nominee will have discretion to vote even without voting instructions from the beneficial owner. Therefore, there will not be any broker non-votes at the meeting.

                                STOCK OWNERSHIP

How much common stock do the Company's management and its largest shareholders own?

     The following table provides information about the beneficial ownership of the Company's common stock as of June 30, 2002, by each director of the Company, each person nominated to become a director of the Company, each executive officer of the Company named in the Summary Compensation Table in this Proxy Statement, all directors and executive officers of the Company as a group, and each person known to management of the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock. A person's beneficial ownership of common stock is determined in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Except as indicated herein and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all the shares of common stock beneficially owned by them.

                                                                                          Percentage
                                                               Number of Shares           of Shares
                Name of Beneficial Owner                    Beneficially Owned (1-4)    Outstanding (5)
                ------------------------                    ------------------------    ---------------
Directors, Director Nominees, and Executive Officers(6):

  Jack R. Blair ........................................             109,000                    *
  George E. Cates ......................................              73,900                    *
  T. Scott Cobb ........................................           3,761,697                 15.0%
  James E. Harwood .....................................              95,000                    *
  Robert G. McEniry ....................................              72,049                    *
  Jim Rout .............................................                  --                   --
  Michael J. Boling ....................................             311,200                  1.2
  Jeffrey S. Cobb ......................................             472,362                  1.9
  Steven H. Smith ......................................             248,534                  1.0
  All directors, director nominees, and executive
   officers as a group (9 persons) .....................           5,143,742                 19.9

Other Shareholders:

  Ben C. Bryant, Jr ....................................           5,009,742                 20.1
   3440 Pinebrake
   Memphis, Tennessee 38125

  Wellington Management Company, LLP ...................           1,900,000                  7.6
   75 State Street
   Boston, Massachusetts 02109

  Royce & Associates, Inc. .............................           1,646,100                  6.6
   1414 Avenue of the Americas
   New York, New York 10019

----------

*    Less than 1% of the outstanding shares of common stock.

(1) The shares of common stock shown in the table include the following numbers of shares that are beneficially owned by the indicated persons but for which such beneficial ownership is disclaimed: T. Scott Cobb -- 3,869 shares held by Mr. Cobb as custodian for his daughter, 908,668 shares held by his wife, and 139,347 shares held by his wife as custodian for their daughter; Mr. Boling -- 1,000 shares held by his wife, and 200 shares held by Mr. Boling as custodian for his sons; and all directors, director nominees, and executive officers as a group -- 1,053,084 shares.

(2) The shares of common stock shown in the table include the following numbers of shares held in the trust created pursuant to the Company's KSOP that were allocated to the accounts of the indicated persons as of June 30, 2002: Jeffrey S. Cobb -- 5,034 shares; Mr. Smith -- 8,234 shares; and all directors, director nominees, and executive officers as a group -- 13,268 shares.

(3) The shares of common stock shown in the table include 22,049 shares that are to be issued to Mr. McEniry upon the termination of his service as a director pursuant to the Company's stock incentive plan for non-management directors.

(4) The shares of common stock shown in the table include the following numbers of shares that the indicated persons have the right to acquire as of June 30, 2002, or within 60 days thereafter (i.e., August 29, 2002) upon the exercise of stock options granted by the Company under its stock incentive plans: Mr. Blair -- 30,000 shares; Mr. Cates -- 30,000 shares; T. Scott Cobb -- 30,000; Mr. Harwood -- 65,000 shares; Mr. McEniry -- 30,000 shares; Mr. Boling -- 130,000 shares; Jeffrey S. Cobb -- 320,300 shares; Steven H. Smith -- 240,300 shares; and all directors, director nominees, and executive officers as a group -- 875,600 shares. At June 30, 2002, only 18% of such stock options, representing the right to purchase a total of 160,000 shares of common stock, were considered to be "in-the-money" -- i.e., the exercise price of the stock option was less than the fair market value of the underlying shares of common stock.

(5) The percentage of outstanding shares of common stock beneficially owned by each person is calculated based on the 24,985,324 outstanding shares of common stock as of June 30, 2002, plus the shares of common stock that the person has the right to acquire as of such date or within 60 days thereafter (i.e., August 29, 2002).

(6) The table excludes stock ownership information for Lyle J. Seltmann, a former executive officer of the Company. Mr. Seltmann resigned as the Executive Vice President and Assistant to the Chief Executive Officer of the Company on April 29, 2002. As of June 30, 2002, Mr. Seltmann is the beneficial owner of 30,273 shares of common stock consisting of 273 shares owned by his wife and 30,000 shares that Mr. Seltmann has the right to acquire upon the exercise of options granted by the Company under a stock incentive plan.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers and the beneficial owners of more than 10% of the outstanding shares of the Company's common stock (the "Reporting Persons") file initial reports of, and subsequent reports of changes in, beneficial ownership of the common stock with the Securities and Exchange Commission (the "SEC"). The Reporting Persons are required to furnish the Company with copies of all Section 16(a) reports filed with the SEC. Based solely on the Company's review of the copies of such reports and written representations from certain Reporting Persons furnished to the Company, the Company believes that the Reporting Persons complied with all applicable
Section 16(a) filing requirements during fiscal 2002.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

General

     The Board of Directors is divided into three classes of directors whose terms expire in successive years. The term of the Class I directors will expire at this meeting. The current Class I directors are George E. Cates and James E. Harwood. The term of the Class II directors will expire at the Company's 2003 annual meeting of shareholders. The sole current Class II director is Jack R. Blair. The term of the Class III directors will expire at the 2004 annual meeting of shareholders. The current Class III directors are T. Scott Cobb and Robert G. McEniry. Each succeeding term of a Class I, Class II, or Class III director will expire at the Company's third annual meeting of shareholders held after his or her election. In each case, the director will hold office until his or her successor is elected and qualified, subject to the director's prior death, resignation, retirement, disqualification, or removal from office.

     Mr. Cates has decided to retire from the Board of Directors and thus is not presented as a Class I director nominee. The Company and the Board of Directors wish to thank him for his considerable efforts and support during the past three years.

Class I Directors--Nominees for Election--Term Expiring at 2005 Annual Meeting of Shareholders

     The Board of Directors has nominated James E. Harwood and Jim Rout to be elected at this meeting to serve as Class I directors of the Company for a term expiring at the 2005 annual meeting of shareholders. Mr. Harwood is an incumbent director, while Mr. Rout has not previously served with the Company in any capacity. Information concerning the Class I director nominees is set forth below.

     James E. Harwood. Mr. Harwood, age 66, has been a director of the Company since 1996. He has been President of Sterling Equities, Inc., an investment services firm, since 1990. Mr. Harwood held several executive positions with Schering-Plough Corporation, a pharmaceutical and health care products company, from 1980 to 1990. He also is a director of Union Planters Corporation, a bank holding company.

     Jim Rout. Mr. Rout, age 60, has been the Mayor of Shelby County, Tennessee, which includes the City of Memphis, since 1994. His current term in office ends September 1, 2002, and he has chosen not to seek re-election. Mr. Rout was a member of the Shelby County Board of Commissioners from 1978 to 1994. He was the founder and President of Behavioral Health Group, Inc., a provider of psychiatric case management services to large employers, from 1988 to 1994. Mr. Rout also was the President of Jim Rout & Associates, a sales and management training and business development consulting firm, from 1981 to 1994. Mr. Rout is a director of BankTennessee.

     Each nominee has consented to serve on the Board of Directors. If any nominee were to become unavailable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board of Directors.

Class II Director -- Term Expiring at 2003 Annual Meeting of Shareholders

     The following person currently serves as a Class II director of the Company for a term expiring at the 2003 annual meeting of shareholders:

     Jack R. Blair. Mr. Blair, age 60, has been a director of the Company since 1999 and its non-executive Chairman of the Board since 2000. He was a director from 1989 to 1998, and a Group President from 1987 to 1998, of Smith & Nephew plc, a global medical device manufacturer. Mr. Blair was President of Richards Medical Company, which Smith & Nephew plc acquired in 1986, from 1982 to 1987. He is a director and the non-executive chairman of the board of dj Orthopedics, Inc., a manufacturer of orthopedic products and accessories; a director of NuVasive, Inc., a manufacturer of minimally invasive spinal orthopedic equipment; and a director of Bulab Holdings, Inc., the parent company of Buckman Laboratories, a producer of specialty industrial chemicals.

Class III Directors -- Term Expiring at 2004 Annual Meeting of Shareholders

     The following persons currently serve as Class III directors of the Company for a term expiring at the 2004 annual meeting of shareholders:

     T. Scott Cobb. Mr. Cobb, age 65, is a co-founder of the Company and has been a director and the President and Chief Executive Officer since 2000. He previously served the Company as a director and Chairman of the Board from 1984 to 1999 and President from 1984 to 1996. Mr. Cobb was a partner in Seltmann, Cobb & Bryant, the Company's predecessor, from its formation in 1976 to 1984. He is the father of Jeffrey S. Cobb, an Executive Vice President and the Chief Operating Officer -- Professional Services of the Company.

     Robert G. McEniry. Mr. McEniry, age 61, has been a director of the Company since 1999. Since 1996, he has been Chairman of the Board and Chief Executive Officer of nexAir LLC, a distributor of atmospheric and industrial gases, safety and welding equipment, specialized medical equipment, and industrial supplies. He was President of Standard Welders Supply Company, a predecessor of nexAir LLC, from 1971 to 1996, and held various sales and management positions there beginning in 1963.

Board of Directors' Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE TWO CLASS I DIRECTOR NOMINEES LISTED ABOVE. All proxies solicited on behalf of the Board of Directors will be voted FOR the election of such Class I director nominees unless the shareholders instruct otherwise in their proxies.

How does the Board of Directors operate?

     The Board of Directors has established a policy of holding meetings on a regular quarterly basis and on other occasions when required by special circumstances. The Board of Directors delegates certain of its functions to its standing Audit Committee and Compensation Committee which are described below.

     Audit Committee. The Audit Committee is composed of three independent directors who are appointed by the Board of Directors. The current members of the Audit Committee are George E. Cates, James E. Harwood, and Robert G. McEniry (chairman). Each member of the Audit Committee is independent under the applicable listing standards of the National Association of Securities Dealers. The Audit Committee operates under a written charter adopted by the Board of Directors in fiscal 2001. The principal function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities and duties to the Company's shareholders and other constituencies relating to the quality and integrity of the Company's accounting and financial reporting practices. Among other things, the Audit Committee is authorized to recommend to the Board of Directors the retention or discharge of the Company's independent accountants; review and approve the engagement of the independent accountants, including the scope and extent of audit procedures and the fees to be paid for the audit; review, in consultation with the independent accountants, the audit results and the proposed opinion letter or audit report and any related management letter; review and approve the audited financial statements of the Company; consult with the independent accountants and management of the Company on the adequacy of internal accounting controls; review the independence of the independent accountants; review and approve the engagement of accounting firms for non-audit services; oversee the internal audit function to ensure proper recording of accounting and financial information, the Company's compliance with applicable regulatory requirements, and the ethical conduct of its affairs; and direct and supervise investigations into matters within the scope of its duties and responsibilities.

     Compensation Committee. The Compensation Committee is composed of three non-employee directors who are appointed by the Board of Directors. The current members of the

Compensation Committee are George E. Cates, James E. Harwood (chairman), and Robert G. McEniry. Each member of the Compensation Committee is a non-employee director as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The principal function of the Compensation Committee is to assist the Board of Directors in addressing the compensation of the Company's directors, executive officers, and other employees. Among other things, the Compensation Committee is authorized to review and approve the Company's compensation policies and programs; review the performance of the Chief Executive Officer on an annual basis; and review and approve the salaries, bonus awards, and grants of stock options and other incentive compensation for the Chief Executive Officer and other executive officers.

Audit Committee Report

     Management is responsible for the Company's internal accounting and financial controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and to report its findings to the Board of Directors.

     In this context, the Audit Committee has met and held discussions, separately and jointly, with management and the Company's independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements as of and for the fiscal year ended April 30, 2002, were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants.

     The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     In connection with the standards for independence of the Company's independent accountants promulgated by the Securities and Exchange Commission, during the Company's 2002 fiscal year the Audit Committee considered in advance of the provision of any non-audit services by the Company's independent accountants whether the provision of such services is compatible with maintaining the independence of the Company's independent accountants.

     The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, issued by the Independence Standards Board, and has discussed with the independent accountants their independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements as of and for the fiscal year ended April 30, 2002, be included in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2002, for filing with the Securities and Exchange Commission.

                                    Submitted by the Audit Committee
                                    of the Board of Directors of
                                    SCB Computer Technology, Inc.

                                    George E. Cates
                                    James E. Harwood
                                    Robert G. McEniry (chairman)

How often did the Board of Directors and its committees meet in fiscal 2002?

     The Board of Directors met eight times during fiscal 2002. The Audit Committee met three times in fiscal 2002. The Compensation Committee met three times during fiscal 2002. Each director attended more than 75% of the total number of meetings of the Board of Directors and its committees on which he served in fiscal 2002.

How are directors nominated?

     The Board of Directors does not have a nominating committee. Nominations for election as a director of the Company may be made by the Board of Directors, a nominating committee appointed by the Board of Directors, or any shareholder entitled to vote for the election of directors. As required by the Company's bylaws, shareholder nominations for election to the Board of Directors must be made by written notice delivered to the Secretary of the Company in a timely manner and must identify the nominee by name and provide pertinent information concerning his or her background and experience.

How are directors compensated?

     The Company compensates its non-employee directors for their service in such capacity. Directors who are also employees of the Company are not separately compensated for their service as directors. All directors are reimbursed for their actual out-of-pocket expenses incurred in attending meetings.

     The non-employee directors, other than Jack R. Blair (see below), receive compensation from the Company consisting of (1) an annual cash retainer of $20,000; (2) a cash fee of $1,000 for each meeting of the Board of Directors or any of its committees attended by a director or committee member, with an additional cash fee of $1,000 to be paid to the chairman of the meeting due to the additional responsibilities attendant to such position; (3) upon initial election as a director, a grant of stock options to purchase 20,000 shares of common stock at an exercise price equal to the fair market value on the effective date of grant; and (4) upon re-election as a director, a grant of stock options to purchase 10,000 shares of common stock at an exercise price equal to the fair market value on the effective date of grant. The principal goals of this compensation program are to enhance the equity and incentive elements of the Company's non-employee director compensation through reliance on stock option grants, to reward such directors for taking on extra responsibilities such as service on a committee, and to make the total compensation package an effective tool for the recruitment and retention of qualified, talented non-employee directors.

     The Company pays a monthly fee of $8,000 to Jack R. Blair as compensation for his service as the non-executive Chairman of the Board of the Company. Mr. Blair does not receive the annual retainer or meeting attendance fees, but he does receive the stock option grants, that are provided to other non-employee directors of the Company. The Company also reimburses Mr. Blair for all necessary, reasonable, and documented expenses that he incurs in serving as the non-executive Chairman of the Board.

Compensation Committee Interlocks and Insider Participation

     George E. Cates, James E. Harwood, and Robert G. McEniry served as members of the Compensation Committee of the Board of Directors during fiscal 2002. None of such persons is or has been an officer or employee of the Company or any of its subsidiaries. In addition, no executive officer of the Company served during fiscal 2002 as a director or a member of the compensation committee of any entity that had an executive officer serving as a director of the Company or a member of the Compensation Committee of the Board of Directors.

             PROPOSAL 2 -- RATIFICATION OF INDEPENDENT ACCOUNTANTS

     BDO Seidman, LLP audited the Company's financial statements for fiscal 2002 and has served as the Company's independent accountants since fiscal 2000. The Board of Directors has appointed BDO Seidman, LLP as the Company's independent accountants for the fiscal year ending April 30, 2003, subject to shareholder ratification. The appointment was made at the recommendation of the Audit Committee.

     In addition to retaining BDO Seidman, LLP to audit the Company's financial statements for fiscal 2002, the Company engaged BDO Seidman, LLP to provide certain other services in fiscal 2002 and expects to continue to do so in the future. The following table presents information regarding the fees billed by BDO Seidman, LLP for certain categories of professional services provided to the Company in fiscal 2002:

                                                                                Fees
                                                                              --------
   Audit fees, including review of quarterly financial statements .........   $177,750
   Financial information systems design and implementation fees ...........         --
   All other fees, primarily income tax compliance services ...............     86,165
                                                                              --------
     Total ................................................................   $263,915
                                                                              ========

     The Audit Committee reviewed all non-audit services provided by BDO Seidman, LLP in fiscal 2002 and concluded that the provision of such services was compatible with maintaining BDO Seidman, LLP's independence in the conduct of its auditing functions.

     Representatives of BDO Seidman, LLP are expected to be present at the meeting. They will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from the Company's shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING APRIL 30, 2003. All proxies solicited on behalf of the Board of Directors will be voted FOR the ratification of the appointment of the independent accountants unless the shareholders instruct otherwise in their proxies. If the shareholders do not ratify the appointment, the matter will be reconsidered by the Audit Committee and the Board of Directors.

                            EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

     Overview. The Compensation Committee of the Board of Directors (the "Committee") administers the Company's executive compensation program. The Committee is composed of three non-employee directors, George E. Cates, James
E. Harwood (chairman), and Robert G. McEniry. The Committee is responsible for making decisions with respect to the compensation of the Company's executive officers, including the Chief Executive Officer. In making decisions regarding executive compensation, the Committee has attempted to implement a policy that serves the financial interests of the Company's shareholders while providing appropriate incentives to its executive officers.

     Compensation Philosophy. The Company's executive compensation program is designed to attract and retain high caliber executives and motivate them to achieve superior performance for the benefit of the Company's shareholders. The Committee believes that a significant portion of executive officers' compensation potential on an annual basis should be at risk based on the Company's performance. If the Company's performance does not meet the criteria established by the Committee, incentive compensation will be adjusted accordingly.

     Compensation Program. The compensation for executive officers of the Company generally consists of a base salary, an annual incentive bonus, and long-term incentive compensation in the form of nonqualified stock options granted under the Company's stock incentive plan. The total direct compensation (i.e., base salary, annual incentive bonus, and long-term incentive compensation) paid to the Company's executive officers is intended to be competitive with the total direct compensation paid to executive officers in similar positions at companies primarily in the information technology services industry with revenues similar to those of the Company. These components of executive compensation are discussed more fully below.

     Base Salary. The Committee determines the base salaries of the Chief Executive Officer and all other executive officers of the Company. In setting the base salaries, the Committee obtains relevant compensation data from comparable companies in the information technology services industry. Salaries are reviewed annually, and increases are based primarily on merit according to each executive officer's achievement of performance objectives.

     Annual Incentive Bonus. The Company implemented an annual incentive bonus plan for its executive officers with respect to their performance in fiscal 2002. The plan provided for the discretionary payment by the Company of an annual incentive bonus of up to 50% of an executive officer's base salary in the event that the Company achieved a specific financial performance goal for fiscal 2002 that was established by the Committee. The Company achieved the financial performance goal and, as a result, paid annual incentive bonuses to its executive officers in amounts equal to 50% of their respective annual base salaries.

     Supplemental Incentive Bonus. In fiscal 2002, the Company implemented a supplemental incentive bonus plan to recognize the individual contributions and accomplishments of certain executive officers. The plan permitted the Company to pay up to a total of $65,000 in supplemental incentive bonuses to its executive officers other than the Chief Executive Officer, with the recipients and bonus amounts to be determined by the Chief Executive Officer based on his evaluation of their performance in fiscal 2002. The Company paid $21,667 in supplemental incentive bonuses to each of Michael J. Boling, Jeffrey S. Cobb, and Lyle J. Seltmann in recognition of their performance in fiscal 2002.

     Long-Term Incentive Compensation. In fiscal 2002, the Company provided its executive officers with long-term incentive compensation in the form of nonqualified stock options granted under the Company's stock incentive plan. Each executive officer received a stock option to purchase 30,000 shares of common stock at an exercise price of $0.45 per share, which was the closing sale price of the common stock on the grant date, July 9, 2001. The stock options vested and became exercisable on July 9, 2002, one year after the grant date, and have a term of ten years. The Committee believes that the grant of stock options to the executive officers as long-term incentive compensation benefits the Company by aligning the interests of the executive officers with those of the Company and its shareholders.

     Compensation of Chief Executive Officer. T. Scott Cobb was the President and Chief Executive Officer of the Company during fiscal 2002. The Company paid Mr. Cobb a base salary of $340,560 in fiscal 2002. His base salary was $300,000 from May 1 through June 30, 2001, and was increased to $350,000 as of July 1, 2001. Mr. Cobb also was eligible to receive an annual incentive bonus of up to 50% of his base salary in the event that the Company achieved a specific financial performance goal for fiscal 2002 that was established by the Committee. Because the Company achieved the financial performance goal, Mr. Cobb received an annual incentive bonus of $175,875 for fiscal 2002, which represented approximately 50% of his base salary of $350,000 at the end of fiscal 2002. The Company also granted to Mr. Cobb a nonqualified stock option to purchase 30,000 shares of common stock at an exercise price of $0.45 per share, which was the closing sale price of the common stock on the grant date, July 9, 2001. The Committee considers the total compensation received by Mr. Cobb for fiscal 2002 to be reasonable and appropriate.

     Loans to Chief Executive Officer. The Company extended two loans to Mr. Cobb in fiscal 2002. On July 16, 2001, the Company agreed to lend $192,000 to Mr. Cobb, and on January 18, 2002, the Company increased the loan amount to $313,755. On February 15, 2002, the Company also agreed to lend $500,000 to Mr. Cobb. The material terms of the loans are described under the caption "Certain Transactions" in this Proxy Statement. Mr. Cobb used the proceeds of the loans to repay his personal indebtedness to a commercial bank. In authorizing the Company to make the loans, the Board of Directors (with Mr. Cobb abstaining) determined that the loans would benefit the Company by helping to alleviate personal financial pressures on Mr. Cobb that otherwise might cause him to be distracted from his management and operational duties and responsibilities as the President and Chief Executive Officer of the Company. On June 14, 2002, Mr. Cobb repaid the $500,000 principal amount of the second loan to the Company. At June 30, 2002, Mr. Cobb's indebtedness to the Company was $311,484 of principal and $8,684 of accrued interest under the first loan and $7,850 of accrued interest under the second loan.

                                    Submitted by the Compensation Committee
                                    of the Board of Directors of
                                    SCB Computer Technology, Inc.

                                    George E. Cates
                                    James E. Harwood (chairman)
                                    Robert G. McEniry

Summary Compensation Table

     The table below sets forth summary compensation information for each of the last three fiscal years with respect to the Company's Chief Executive Officer in fiscal 2002 (T. Scott Cobb), the three executive officers of the Company for fiscal 2002 who were serving in such capacities on April 30, 2002 (Michael J. Boling, Jeffrey S. Cobb, and Steven H. Smith), and one former executive officer of the Company who would have been among the four other most highly compensated executive officers of the Company for fiscal 2002 had he been serving in such capacity on April 30, 2002 (Lyle J. Seltmann, who resigned from the Company on April 29, 2002).

                                                                                               Long-Term
                                                                                              Compensation
                                                             Annual                         ---------------
                                                          Compensation                         Shares of
                                            ----------------------------------------------    Common Stock
                                    Fiscal                                   Other Annual      Underlying       All Other
   Name and Principal Positions      Year    Salary(1)        Bonus        Compensation(2)   Stock Options     Compensation
---------------------------------- -------- ----------- ----------------- ----------------- --------------- -----------------
T. Scott Cobb(3) ................. 2002      $340,560      $  175,875(4)        $9,000           30,000        $  101,252(5)
  President and Chief Executive    2001       300,000         150,000            9,000               --             7,955
  Officer                          2000       239,807              --            5,250               --             1,155

Michael J. Boling(6) ............. 2002       290,000         167,392(7)         9,000           30,000            14,729(8)
  Executive Vice President, Chief  2001       290,000         145,000            9,000               --             1,750
  Financial Officer, and Treasurer 2000       120,833          60,417            3,750          100,000               639

Jeffrey S. Cobb .................. 2002       250,000         147,292(9)         9,048           30,000             2,086(10)
  Executive Vice President and     2001       250,000         125,000            8,682               --             3,301
  Chief Operating Officer --       2000       239,583              --            8,807          200,000             6,693
  Professional Services

Steven H. Smith .................. 2002       250,000          77,710(11)        9,182           30,000            52,370(12)
  Executive Vice President --      2001       250,000          14,017(11)        9,764               --             3,750
  State Government Services        2000       147,083         301,009(11)        9,764          200,000               563

Lyle J. Seltmann(13) ............. 2002       250,000         146,667(14)        9,000           30,000           353,483(15)
  Former Executive Vice President  2001       187,500         125,000            6,000               --             1,942
  and Assistant to the Chief       2000            --              --               --               --                --
  Executive Officer

----------

(1) The salary figures shown in the table include amounts deferred by the employees under the Company's deferred compensation plans.

(2) Each executive officer's other annual compensation for fiscal 2002 consisted of an automobile allowance or automobile lease and insurance payments.

(3) T. Scott Cobb resigned as Chairman of the Board of the Company in November 1999. He rejoined the Company as President in May 2000 and became Chief Executive Officer in October 2000.

(4)  T. Scott Cobb received $175,875 as an annual incentive bonus for fiscal
     2002.

(5) T. Scott Cobb's other compensation for fiscal 2002 consisted of $94,352 for accrued vacation, $3,656 of Company matching contributions under the KSOP, and $3,244 for excess group life insurance.

(6) Mr. Boling joined the Company as Executive Vice President and Chief Financial Officer in December 1999 and became Treasurer in May 2000.

(7) Mr. Boling received $145,725 as an annual incentive bonus and $21,667 as a supplemental incentive bonus for fiscal 2002.

(8) Mr. Boling's other compensation for fiscal 2002 consisted of $12,548 for accrued vacation, $1,058 of Company matching contributions under the KSOP, and $1,123 for excess group life insurance.

(9) Jeffrey S. Cobb received $125,625 as an annual incentive bonus and $21,667 as a supplemental incentive bonus for fiscal 2002.

(10) Jeffrey S. Cobb's other compensation for fiscal 2002 consisted of $1,785 of Company matching contributions under the KSOP and $301 for excess group life insurance.

(11) Mr. Smith received $77,710, $14,017, and $301,009 in account management commissions for fiscal 2002, 2001, and 2000, respectively.

(12) Mr. Smith's other compensation for fiscal 2002 consisted of $48,076 for accrued vacation, $3,750 of Company matching contributions under the KSOP, and $544 for excess group life insurance.

(13) Mr. Seltmann joined the Company as Executive Vice President and Assistant to the Chief Executive Officer in October 2000 and resigned from the Company in April 2002.

(14) Mr. Seltmann received $125,000 as an annual incentive bonus and $21,667 as a supplemental incentive bonus for fiscal 2002.

(15) Mr. Seltmann's other compensation for fiscal 2002 consisted of $1,875 of Company matching contributions under the KSOP, $1,293 for excess group life insurance, $12,140 for accrued vacation, $250,000 of severance, $4,925 of post-termination welfare benefits, and $83,250 of consulting fees.

Stock Option Grants in Fiscal 2002

     The table below sets forth information concerning the stock options grants in fiscal 2002 to the executive officers named in the Summary Compensation Table and the potential realizable value of such stock options at assumed annual rates of stock price appreciation for the ten-year terms.

                                                                                      Potential Realizable
                                                                                        Value at Assumed
                                                                                        Annual Rates of
                                              Percentage of                                Stock Price
                               Number of        All Stock                                Appreciation for
                             Stock Options   Options Granted    Exercise                  Option Term(3)
                               Granted in      to Employees    Price Per   Expiration ---------------------
            Name              Fiscal 2002     in Fiscal 2002    Share(1)    Date(2)       5%        10%
--------------------------- --------------- ----------------- ----------- ----------- --------- ----------
T. Scott Cobb .............      30,000             9.1%        $  0.45    7/9/2011    $8,490    $21,516
Michael J. Boling .........      30,000             9.1            0.45    7/9/2011     8,490     21,516
Jeffrey S. Cobb ...........      30,000             9.1            0.45    7/9/2011     8,490     21,516
Steven H. Smith ...........      30,000             9.1            0.45    7/9/2011     8,490     21,516
Lyle J. Seltmann ..........      30,000             9.1            0.45    7/9/2011     8,490     21,516

----------

(1) The exercise price per share of each stock option granted to the named executive officers is equal to the fair market value of the common stock on the date of grant.

(2) All the stock options granted to the named executive officers were granted under the Company's 1997 Stock Incentive Plan, as amended (the "Stock Incentive Plan"). The Compensation Committee, which administers the Stock Incentive Plan and the Company's other incentive plans, has general authority to accelerate, extend, or otherwise modify the benefits under the stock options in certain circumstances within overall plan and other limitations. The Compensation Committee has no present intention to exercise that authority with respect to these stock options.

(3) In accordance with the SEC's rules, these dollar figures represent hypothetical gains that could be achieved for the respective stock options if they were exercised at the end of the option term. The gains are based on assumed annual rates of stock price appreciation of 5% and 10% compounded annually from the date that the respective stock options were granted to their expiration date. They do not reflect the Company's estimates or projections of future prices of the common stock. The gains are net of the stock option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. The actual gains, if any, realized upon stock option exercises will depend upon the future performance of the common stock, the executive's continued employment with the Company, and the dates on which the stock options are exercised. The hypothetical gains shown in the table might not be achieved.

Stock Option Exercises and Values for Fiscal 2002

     None of the executive officers named in the Summary Compensation Table exercised any stock options in fiscal 2002. The table below sets forth information concerning the number and value of their unexercised options at April 30, 2002.

                                Number of Shares Underlying          Value of Unexercised
                               Unexercised Stock Options at     In-the-Money Stock Options at
                                      April 30, 2002                   April 30, 2002*
                              -------------------------------   ------------------------------
            Name               Exercisable     Unexercisable     Exercisable     Unexercisable
---------------------------   -------------   ---------------   -------------   --------------
T. Scott Cobb .............       30,000            --             $15,000           $ --
Michael J. Boling .........      130,000            --              15,000             --
Jeffrey S. Cobb ...........      320,300            --              15,000             --
Steven H. Smith ...........      240,300            --              15,000             --
Lyle J. Seltmann ..........       30,000            --              15,000             --

----------

* In accordance with the SEC's rules, an option is "in-the-money" if the fair market value of the underlying security exceeds the exercise price of the option. In the table, the values of the unexercised in-the-money stock options are calculated by multiplying the number of underlying shares of the Company's common stock by the difference between the fair market value of the shares and the exercise prices of the stock options. For the purposes of the table, the fair market value of the Company's common stock on April 30, 2002, is deemed to have been $0.95, which is the closing sale price of the common stock reported for transactions effected on the OTC Bulletin Board on such date.

Compensation Agreement

     Lyle J. Seltmann resigned from his positions as an officer and employee of the Company on April 29, 2002. The Company and Mr. Seltmann entered into a separation and consulting agreement in connection with his resignation. In exchange for certain agreements made and obligations undertaken by Mr. Seltmann, the Company agreed to pay him $83,592 of accrued bonuses for fiscal 2002, $12,140 for accrued vacation, $250,000 of severance payable over 12 months, an estimated $4,925 as reimbursement for continued health insurance premiums for 18 months, and $83,250 for consulting services payable over two years.

Comparison of Total Shareholder Returns

     The graph below compares the cumulative total shareholder returns for the period from April 30, 1997, to April 30, 2002, for the Company's common stock, the CRSP Index for the Nasdaq Stock Market -- U.S. Companies (the "Nasdaq U.S. Companies Index"), and the CRSP Index for Nasdaq Computer and Data Processing Stocks (the "Nasdaq Computer and Data Processing Index"). The graph assumes that $100 was invested on April 30, 1997, in the Company's common stock, the Nasdaq U.S. Companies Index, and the Nasdaq Computer and Data Processing Index, and that all dividends were reinvested. Total returns for the two Nasdaq indices are weighted based on the market capitalization of the companies included therein. Historic stock price performance is not indicative of future stock price performance. The Company does not make or endorse any prediction as to future stock price performance.

                     Cumulative Total Shareholder Returns
           Based on Reinvestment of $100 Beginning on April 30, 1997

[THE FOLLOWING INFORMATION WAS ALSO REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                 4/30/97   4/30/98   4/30/99   4/30/00   4/30/01   4/30/02
                                                --------- --------- --------- --------- --------- --------
SCB Computer Technology, Inc. .................    $100      $206      $116      $ 49      $  8     $ 16
Nasdaq U.S. Companies Index ...................     100       150       205       310       170      136
Nasdaq Computer and Data Processing Index .....     100       156       239       348       190      133

                                 Source: Center for Research in Security Prices,
                               University of Chicago Graduate School of Business

                             CERTAIN TRANSACTIONS

     On July 16, 2001, the Company agreed to lend up to $192,000 to T. Scott Cobb, a director and the President and Chief Executive Officer of the Company (the "first loan"). The first loan bears interest at prime and originally had a maturity date of April 30, 2002. On January 18, 2002, the Company and Mr. Cobb modified the first loan by increasing the maximum available principal amount to $313,755 and extending the maturity date to August 31, 2002, subject to the requirement that Mr. Cobb prepay the first loan in certain circumstances. The proceeds of the first loan were to be used by Mr. Cobb to repay his personal indebtedness to a commercial bank. At June 30, 2002, the outstanding principal balance of the first loan was $311,484 and the interest accrued thereunder was $8,684.

     On February 15, 2002, the Company agreed to lend an additional $500,000 to Mr. Cobb (the "second loan"). The second loan bears interest at prime, has a maturity date of January 31, 2003, and is secured by a pledge by Mr. Cobb to the Company of 1,503,691 shares of the Company's common stock owned by Mr. Cobb. The proceeds of the second loan were to be used by Mr. Cobb to repay his personal indebtedness to a commercial bank. On June 14, 2002, Mr. Cobb repaid the $500,000 principal amount of the second loan to the Company. At June 30, 2002, the interest accrued under the second loan was $7,850.

     In fiscal 2002, the Company paid IT Resources Solutions.net, Inc. ("ITRS"), a company owned by Kenneth J. Cobb, the son of T. Scott Cobb and the brother of Jeffrey S. Cobb, $66,000 for marketing management services in the northeastern United States, $26,049 for the lease of office and storage facilities in New York, and $7,331 for contract labor used on the Company's projects.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented at the meeting other than the proposals described herein. If any other proposal properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote the shares of common stock represented by proxies that are submitted to the Company in accordance with their best judgment.

                            ADDITIONAL INFORMATION

Solicitation of Proxies

     The Company will bear the cost of preparing and mailing this Proxy Statement and soliciting proxies. The Company has retained Mellon Investor Services LLC to provide services relating to the solicitation of proxies for the meeting. The Company has agreed to pay to Mellon Investor Services LLC a fee of $5,500 and to reimburse it for certain out-of-pocket expenses incurred in providing such services. Directors, officers, and other employees of the Company also may solicit proxies without any additional compensation. The solicitations will be made through the mail and may also be made in person or by telephone, facsimile, or other electronic means. The Company requests that brokerage firms, banks, and other nominees forward the proxy solicitation materials to the beneficial owners of the shares of common stock held of record by such nominees and will reimburse them for their reasonable forwarding expenses.

Shareholder Proposals for 2003 Annual Meeting of Shareholders

     Shareholders interested in presenting a proposal for consideration at the Company's 2003 annual meeting of shareholders must follow the procedures prescribed in the Company's bylaws and the proxy rules of the SEC. The Company's bylaws and the SEC's Rule 14a-8 under the Securities Exchange Act of 1934, as amended, require that shareholder proposals that are intended to be presented at the Company's 2003 annual meeting of shareholders must be received by the Company (attention: Corporate Secretary) at its office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee 38125, not later than April 22, 2003, in order to be eligible for inclusion in the Company's proxy solicitation materials relating to the meeting. Nothing in this paragraph shall be deemed to require the Company to include any shareholder proposal that does not meet all the requirements for such inclusion established by the Company's bylaws or the SEC's proxy rules.

                                    By Order of the Board of Directors,

                                    /s/ Gordon L. Bateman

                                    Gordon L. Bateman
                                    Secretary

Memphis, Tennessee
August 8, 2002

                                 SCB [LOGO](SM)
                           COMPUTER TECHNOLOGY, INC.





    [Recycled Logo]
Printed on Recycled Paper

PROXY                                                                      PROXY

                          SCB COMPUTER TECHNOLOGY, INC.

                       2002 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 10, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The 2002 Annual Meeting of Shareholders of SCB Computer Technology, Inc. (the "Company") will be held at the Company's office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee, on September 10, 2002, beginning at 10:00 a.m. (local time). The undersigned hereby acknowledges receipt of the combined Notice of 2002 Annual Meeting of Shareholders and Proxy Statement dated August 8, 2002, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the shareholders at the meeting.

     The undersigned hereby appoints T. Scott Cobb, Michael J. Boling, and Gordon L. Bateman, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock of the Company owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any postponement or adjournment thereof, in accordance with the instructions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any postponement or adjournment thereof.

     The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof.

                           (Continued on reverse side)

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                 SCB [LOGO](R)
                           COMPUTER TECHNOLOGY, INC.

           3800 Forest Hill-Irene Road, Suite 100, Memphis, TN 38125
                (800) 221-1640 (901) 754-6577 Fax (901) 754-8463

                                 August 8, 2002

Dear Shareholder:

     It is a great pleasure to have this opportunity to provide you with our 2002 Annual Report and the Proxy Statement for our 2002 Annual Meeting of Shareholders. The Annual Report discusses our performance in fiscal 2002 as well as our business strategy for the future. The Proxy Statement provides you with information relating to the business to be conducted at our annual meeting on September 10, 2002.

                             YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Call toll-free 1-800-435-6710 on a touch-tone telephone at any time and follow the instructions on the reverse side;

2. Use the Internet at http://www.eproxy.com/scbi at any time and follow the instructions on the reverse side; or

3. Complete, sign, date, and return your proxy card in the accompanying envelope.

     Thank you for your continued interest in, and ownership of, SCB Computer Technology, Inc.

                                        Sincerely,


                                        /s/ T. Scott Cobb

                                        T. Scott Cobb
                                        President and Chief Executive Officer

                                                                Please mark  |X|
                                                               your votes as
                                                                indicated in
                                                                this example

This proxy is solicited on behalf of the Board of Directors of the Company and will be voted in accordance with the undersigned's instructions set forth herein. If no instructions are provided, this proxy will be voted FOR each of the proposals described below. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

1.   To elect two Class I directors
     of the Company to serve on the
     Board of Directors for a term               FOR                WITHHOLD
     expiring at the 2005                    all nominees          AUTHORITY
     annual listed meeting of             listed (except as     for all nominees
     shareholders.                       otherwise indicated*)       listed

     01 James E. Harwood                         |_|                  |_|
     02 Jim Rout

     * To withhold authority to vote for any director nominee, draw a line through the name of the nominee in the list above.

                                                  FOR    AGAINST    ABSTAIN
2.   To ratify the appointment of
     BDO Seidman, LLP as the                      |_|      |_|        |_|
     Company's independent
     accountants for the fiscal
     year ending April 30, 2003.

With respect to any other item of business that properly comes before the meeting, the proxy holders are authorized to vote the undersigned's shares in accordance with their best judgment.

Date: ____________________________________________________________________, 2002

________________________________________________________________________________
                            Signature of shareholder

________________________________________________________________________________
                    Signature of shareholder, if held jointly

Please sign your name as it appears on this proxy. Joint owners each should sign. When signing as trustee, administrator, executor, attorney, etc., please indicate your full title as such. Corporations should sign in full corporate name by President or other authorized officer. Partnerships should sign in full partnership name by authorized partner.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                      Vote by Telephone or Internet or Mail
                          24 Hours a Day, 7 Days a Week

               Telephone and Internet voting are available through 4:00 PM, Eastern Time, on the business day prior to the meeting.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card.

___________________________________          ___________________________________          ___________________________________

             Telephone                                     Internet                                       Mail
           1-800-435-6710                         http://www.eproxy.com/scbi

Use any touch-tone telephone to              Use the Internet to vote your                Mark, sign, and date your proxy
vote your proxy. Have your proxy      OR     proxy. Have your proxy card in hand   OR     card and return it in the enclosed
card in hand when you call. You              when you access the web site. You            postage-paid envelope.
will be prompted to enter your               will be prompted to enter your
control number, located in the box           control number, located in the box
below, and then follow the                   below, to create and submit an
directions given.                            electronic ballot.
___________________________________          ___________________________________          ___________________________________

                If you vote your proxy by telephone or Internet,
                   you do NOT need to return your proxy card.

                              THANK YOU FOR VOTING.

KSOP                                                                        KSOP

                          SCB COMPUTER TECHNOLOGY, INC.

                      2002 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 10, 2002

                THIS VOTING INSTRUCTION FORM FOR PARTICIPANTS IN
                     THE SCB COMPUTER TECHNOLOGY, INC. KSOP
                IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The 2002 Annual Meeting of Shareholders of SCB Computer Technology, Inc. (the "Company") will be held at the Company's office located at 3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee, on September 10, 2002, beginning at 10:00 a.m. (local time). The undersigned hereby acknowledges receipt of the combined Notice of 2002 Annual Meeting of Shareholders and Proxy Statement dated August 8, 2002, accompanying this voting instruction form, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the shareholders at the meeting.

     The undersigned is a participant in the Company's KSOP. In such capacity, the undersigned hereby instructs Merrill Lynch Trust Company, as trustee of the KSOP, to vote all shares of the Company's common stock held by the KSOP and allocated to the undersigned's KSOP account as of the record date and otherwise to act on behalf of the undersigned at the meeting and any postponement or adjournment thereof in accordance with the instructions set forth herein.

     The undersigned hereby revokes any instruction heretofore given and instructs the KSOP trustee to vote or act as indicated on the reverse side hereof.

                           (Continued on reverse side)

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                  SCB [LOGO](R)
                            COMPUTER TECHNOLOGY, INC.

           3800 Forest Hill-Irene Road, Suite 100, Memphis, TN 38125
                (800) 221-1640 (901) 754-6577 Fax (901) 754-8463

                                 August 8, 2002

Dear KSOP Participant:

     It is a great pleasure to have this opportunity to provide you with our 2002 Annual Report and the Proxy Statement for our 2002 Annual Meeting of Shareholders. The Annual Report discusses our performance in fiscal 2002 as well as our business strategy for the future. The Proxy Statement provides you with information relating to the business to be conducted at our annual meeting on September 10, 2002.

                      YOUR VOTING INSTRUCTION IS IMPORTANT!

  You can provide voting instructions to the KSOP trustee in one of three ways:

1. Call toll-free 1-800-435-6710 on a touch-tone telephone at any time and follow the instructions on the reverse side;

2. Use the Internet at http://www.eproxy.com/scbi at any time and follow the instructions on the reverse side; or

3. Complete, sign, date, and return your voting instruction form in the accompanying envelope.

     Thank you for your continued interest in, and ownership of, SCB Computer Technology, Inc.

                                        Sincerely,


                                        /s/ T. Scott Cobb

                                        T. Scott Cobb
                                        President and Chief Executive Officer

                                                               Please mark   |X|
                                                               your voting
                                                             instructions as
                                                              indicated in
                                                              this example

The KSOP trustee will vote the shares of common stock held by the KSOP and allocated to the undersigned's account in accordance with the instructions set forth herein if they are received by September 6, 2002. If the undersigned's voting instructions are not received by such date, the KSOP trustee will vote the shares of common stock allocated to the undersigned's KSOP account in the same proportion that it votes the shares for which timely instructions were received from the other KSOP participants. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU INSTRUCT THE KSOP TRUSTEE TO VOTE FOR THE PROPOSALS.

1.   To elect two Class I directors
     of the Company to serve on the              FOR                WITHHOLD
     Board of Directors for a term          all nominees           AUTHORITY
     expiring at the 2005 annual         listed (except as      for all nominees
     meeting of shareholders.           otherwise indicated*)       listed

     01 James E. Harwood                        |_|                   |_|
     02 Jim Rout

     * To withhold authority to vote for any director nominee, draw a line through the name of the nominee in the list above.

                                                  FOR     AGAINST     ABSTAIN
2.   To ratify the appointment of
     BDO Seidman, LLP as the                      |_|       |_|         |_|
     Company's independent
     accountants for the fiscal
     year ending April 30, 2003.

With respect to any other item of business that properly comes before the meeting, the proxy holders are authorized to vote the undersigned's shares in accordance with their best judgment.

Date: ____________________________________________________________________, 2002

________________________________________________________________________________
                          Signature of KSOP participant

Please sign your name as it appears on this voting instruction form.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

        Provide Your Voting Instructions by Telephone or Internet or Mail
                          24 Hours a Day, 7 Days a Week

            Telephone and Internet voting instructions are available
              through 4:00 PM, Eastern Time, on September 6, 2002.

  Your telephone or Internet voting instructions authorize the KSOP trustee to vote your shares in the same manner as if you marked, signed, and returned your voting instruction form.

___________________________________          ___________________________________          ___________________________________

             Telephone                                     Internet                                       Mail
          1-800-435-6710                          http://www.eproxy.com/scbi

Use any touch-tone telephone to              Use the Internet to provide your             Mark, sign, and date your voting
provide your voting instructions to    OR    voting instructions to the KSOP       OR     instruction form and return it in
the KSOP trustee. Have your voting           trustee. Have your voting                    the enclosed postage-paid envelope.
instruction form in hand when you            instruction form in hand when you
call. You will be prompted to enter          access the web site. You will be
your control number, located in the          prompted to enter your control
box below, and then follow the               number, located in the box below,
directions given.                            to create and submit an electronic
                                             ballot.
___________________________________          ___________________________________          ___________________________________

       If you provide your voting instructions by telephone or Internet, you do NOT need to return your voting instruction form.

                     THANK YOU FOR YOUR VOTING INSTRUCTIONS.